American Century Investment Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

Supplement dated April 7, 2003 * Statement of Additional Information dated
March 1, 2003

The following replaces the fourth sentence in the third paragraph on page 52:

    Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official close price.

The following replaces the first and second paragraphs on page 56:

    The funds also may elect to advertise an annualized distribution rate, computed by multiplying the ordinary dividends earned by a fund over a
    30-day period (excluding capital gains) by 12, dividing that number by the fund's share price (net asset value or maximum offering price) at the end of the period, and then multiplying that amount by 100:

    (Dividends Earned Over Last 30 Days  X  12)
    -------------------------------------------  X  100  =  Annualized Distribution Rate
               Current Share Price

    The annualized distribution rate for a fund will differ from the fund's
    30-day SEC yield. The annualized distribution rate for A Class, B Class and
    C Class shares of a fund assumes no CDSC is paid.

SH-SPL-34318   0304